SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 29, 2020.

For Certain MFS® Funds

Effective immediately, the following is added to the end of the fourth paragraph in the section entitled "Share Class Eligibility" under the main heading entitled "Description of Share Classes":
In addition, effective July 17, 2020, Class I shares are also available to investors whose Class A or Class B shares have been converted to Class I shares as a result of no financial intermediary being specified on the investor's account.  (Please see "Conversion Among Share Classes" below.)

Effective immediately, the following is added after the fifth paragraph in the section entitled "Conversion Among Share Classes" under the main heading entitled "Description of Share Classes":
If you own Class A and/or Class B shares in an account held directly with MFSC for which no financial intermediary is specified as of April 30, 2020, your Class A and/or Class B shares will convert to Class I shares on or about July 17, 2020, as authorized by MFD.  Thereafter, Class A or Class B shares in an account held directly with MFSC for which no financial intermediary is specified will be periodically converted to Class I shares as authorized by MFD.  If your Class A or Class B shares are converted to Class I shares pursuant to this conversion feature, all future purchases in your account will be invested in Class I shares.  MFSC will generally send shareholders written notice at least 30 days prior to a conversion of their Class A or Class B shares to Class I shares.

1041640    1                         MULTI-SUP-II-042920